EXHIBIT 99.2

                    Certification Pursuant to 18 U.S.C. 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



         In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report") of Oglethorpe Power Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Anne F. Appleby, the Vice President of Finance of the Registrant certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                          /s/ ANNE F. APPLEBY
                                          --------------------------------------
                                          Name

                                          May 15, 2003
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                                          Date